SUBSIDIARY LIST

                                                    State of
     Subsidiary                                  Incorporation


THE ADVERTISER COMPANY                              ALABAMA


APP NEW JERSEY PUBLISHING CO., INC.                 DELAWARE


ARKANSAS TELEVISION COMPANY                         ARKANSAS


ARMY TIMES PUBLISHING COMPANY                       DELAWARE


ASBURY PARK PRESS INC.                              NEW JERSEY


BAXTER COUNTY NEWSPAPERS, INC.                      ARKANSAS


CALIFORNIA NEWSPAPERS, INC.                         CALIFORNIA


CAPE PUBLICATIONS, INC.                             KENTUCKY


CITIZEN PUBLISHING COMPANY                          ARIZONA


COMBINED COMMUNICATIONS CORPORATION
  OF OKLAHOMA, INC.                                 OKLAHOMA


DES MOINES REGISTER AND TRIBUNE COMPANY             IOWA


THE DESERT SUN PUBLISHING COMPANY                   CALIFORNIA


THE DETROIT NEWS, INC.                              MICHIGAN


DETROIT NEWSPAPER AGENCY                            MICHIGAN


DIGIFARM, LLC                                       MINNESOTA


EL PASO TIMES, INC.                                 DELAWARE


FEDERATED PUBLICATIONS, INC.                        DELAWARE


GANNETT DIRECT MARKETING SERVICES, INC.             KENTUCKY


GANNETT GEORGIA L.P.                                GEORGIA


GANNETT GEORGIA PUBLISHING, INC.                    DELAWARE


GANNETT HAWAII, INC.                                HAWAII


GANNETT KENTUCKY LIMITED PARTNERSHIP                KENTUCKY


GANNETT MISSOURI PUBLISHING, INC.                   KANSAS


GANNETT NEW JERSEY PARTNERS L.P.                    DELAWARE


GANNETT NEW JERSEY RESOURCES CO., INC.              DELAWARE


GANNETT PACIFIC CORPORATION                         HAWAII


GANNETT RETAIL ADVERTISING GROUP, INC.              DELAWARE


GANNETT RIVER STATES PUBLISHING CORPORATION         ARKANSAS


GANNETT SATELLITE INFORMATION NETWORK, INC.         DELAWARE


GANNETT SUPPLY CORPORATION                          DELAWARE


GANNETT TELEMARKETING, INC.                         DELAWARE


GANNETT TENNESSEE L.P.                              TENNESSEE


GANNETT U.K. LIMITED                                UNITED KINGDOM


GANNETT VERMONT PUBLISHING, INC.                    DELAWARE


GANSAT NEW JERSEY PUBLISHING CO., INC.              DELAWARE


GUAM PUBLICATIONS, INCORPORATED                     HAWAII


HAWAII NEWSPAPER AGENCY LIMITED PARTNERSHIP         DELAWARE


KINSMAN REEDS LIMITED                               UNITED KINGDOM


KXTV, INC.                                          MICHIGAN


MARY MORGAN, INC.                                   WISCONSIN


MCCLURE NEWSPAPERS, INC.                            DELAWARE


MULTIMEDIA, INC.                                    SOUTH CAROLINA


MULTIMEDIA OF CINCINNATI, INC.                      OHIO


MULTIMEDIA GEORGIA BROADCASTING, INC.               SOUTH CAROLINA


MULTIMEDIA HOLDINGS CORPORATION                     SOUTH CAROLINA


MULTIMEDIA KSDK, INC.                               SOUTH CAROLINA


MULTIMEDIA PUBLISHING OF NORTH CAROLINA, INC.       SOUTH CAROLINA


MULTIMEDIA PUBLISHING OF SOUTH CAROLINA, INC.       SOUTH CAROLINA


MULTIMEDIA TENNESSEE BROADCASTING, INC.             SOUTH CAROLINA


MULTIMEDIA TENNESSEE PUBLISHING, INC.               DELAWARE


NEW JERSEY PRESS, INC.                              NEW JERSEY


NEWSQUEST PLC                                       UNITED KINGDOM


NEWSQUEST CAPITAL PLC                               UNITED KINGDOM


NEWSQUEST (BRADFORD) LIMITED                        UNITED KINGDOM


NEWSQUEST (CHESHIRE/MERSEYSIDE) LIMITED             UNITED KINGDOM


NEWSQUEST (ESSEX) LIMITED                           UNITED KINGDOM


NEWSQUEST (KENDAL)                                  UNITED KINGDOM


NEWSQUEST (LANCASHIRE) LIMITED                      UNITED KINGDOM


NEWSQUEST (LONDON) LIMITED                          UNITED KINGDOM


NEWSQUEST (MIDLANDS SOUTH) LIMITED                  UNITED KINGDOM


NEWSQUEST (NORTHEAST) LIMITED                       UNITED KINGDOM


NEWSQUEST (OXFORDSHIRE) LIMITED                     UNITED KINGDOM


NEWSQUEST (SUSSEX) LIMITED                          UNITED KINGDOM


NEWSQUEST (WILTSHIRE) LIMITED                       UNITED KINGDOM


NEWSQUEST (YORK) LIMITED                            UNITED KINGDOM


OKLAHOMA PRESS PUBLISHING COMPANY                   OKLAHOMA


P&S GEORGIA BROADCASTING, INC.                      DELAWARE


PACIFIC MEDIA, INC.                                 DELAWARE


PACIFIC AND SOUTHERN COMPANY, INC.                  DELAWARE


PRESS-CITIZEN COMPANY INC.                          IOWA


RENO NEWSPAPERS, INC.                               NEVADA


SALINAS NEWSPAPERS INC.                             CALIFORNIA


STI TENNESSEE PUBLISHING, INC.                      DELAWARE


THE SUN COMPANY OF SAN BERNARDINO,
  CALIFORNIA                                        CALIFORNIA


THE TIMES HERALD COMPANY                            MICHIGAN


THE TIMES JOURNAL CO. FSC, INC.                     VIRGIN ISLANDS


TNI PARTNERS                                        ARIZONA


TUCKER COMMUNICATIONS, INC.                         DELAWARE


TUCKER COMMUNICATIONS, INC.                         NEW YORK


TUCKER COMMUNICATIONS CONNECTICUT, INC.             NEW YORK


TUCKER COMMUNICATIONS GREENWICH, INC.               NEW YORK


USA TODAY INTERNATIONAL CORPORATION                 DELAWARE


USA WEEKEND, INC.                                   DELAWARE


VISALIA NEWSPAPERS INC.                             CALIFORNIA


WFMY TELEVISION CORP.                               NORTH CAROLINA


WKYC HOLDINGS, INC.                                 DELAWARE


WKYC-TV, INC.                                       DELAWARE


The company has omitted the names of 178 wholly-owned subsidiaries, which in the aggregate would not constitute a significant subsidiary of the company.

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